U.S. BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
ENTERED
TAWANA C. MARSHALL, CLERK
THE DATE OF ENTRY IS
ON THE COURT'S DOCKET

The following constitutes the ruling of the court and has the force and effect therein described.

United States Bankruptcy Judge

Signed April 19, 2012

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

IN RE	§	
	§	**CASE NO. 12-31549-bjh-11**
CANO PETROLEUM, INC., ET AL.	§	**JOINTLY ADMINISTERED**
	§	
Debtors.	§	**(CHAPTER 11)**

ORDER APPROVING (A) STOCK PURCHASE AGREEMENT AND AUTHORIZING DEBTORS TO ENTER INTO STOCK PURCHASE AGREEMENT AND COMPLY WITH OBLIGATIONS THEREUNDER; (B) BREAK-UP FEE IN CONNECTION WITH TRANSACTION CONTEMPLATED BY STOCK PURCHASE AGREEMENT; (C) PROCEDURES FOR SOLICITATION OF HIGHER OR BETTER OFFERS; (D) FORM AND MANNER OF NOTICE; (E) PROCEDURES FOR DETERMINING CURE COSTS FOR EXECUTORY CONTRACTS AND UNEXPIRED LEASES; AND (F) RELATED RELIEF

[Relates to Dkt. Nos. 13 and 143]

Having considered the *Debtors' Motion to (A) Approve the Stock Purchase Agreement and Authorize the Debtors to Enter Into the Stock Purchase Agreement and Comply with Their Obligations Thereunder; (B) Approve Break-Up Fee in Connection with the Transaction Contemplated by the Stock Purchase Agreement; (C) Approve the Procedures for the Solicitation*

of Higher or Better Offers; (D) Approve the Form and Manner of Notice; (E) Approve Procedures for Determining Cure Costs for Executory Contracts and Unexpired Leases; and (F) Grant Related Relief (the "Motion"),[1] the Court finds that: (a) jurisdiction over the matters in the Motion is proper pursuant to 28 U.S.C. §§ 1334 and 157; (b) venue in this Court is proper pursuant to 28 U.S.C. §§ 1408 and 1409; (c) proper and adequate notice of the Motion has been provided and no further notice is needed; (d) the relief sought in the Motion is in the best interest of the Debtors' estates, their creditors, and all parties-in-interest; and (e) good and sufficient cause exist for granting the relief requested in the Motion. The Court further finds and determines:

A. The record at the hearing on the Motion (the "Bid Procedures Hearing") is incorporated by reference herein and, among other things, forms the basis for the findings of fact and conclusions of law set forth herein.

B. The Bid Procedures substantially in the form attached as **Exhibit A**, are fair, reasonable and appropriate and are designed to maximize the value of the Debtors' estates.

C. The Debtors have demonstrated a compelling and sound business justification for authorization (1) to enter into the Stalking Horse SPA[2] with NBI, and (2) to perform all of their respective obligations thereunder, including the Break-Up Fee payment to the Stalking Horse in the amount of $1,475,000 under the circumstances described in the Stalking Horse SPA.

D. The Stalking Horse has expended, and likely will continue to expend, considerable time, money and energy pursuing the Transaction and has engaged in extended and lengthy good faith negotiations. In particular, the Stalking Horse SPA is part of an extensive process undertaken by the Debtors and their professionals to identify and negotiate a transaction

[1] All capitalized terms not defined herein shall have the meaning ascribed to them in the Motion.

[2] *See* Dkt. No. 143.

that the Debtors' believe to be the highest or best proposal for an acquisition of the Debtors, to maximize the value realized for the benefit of the Debtors' estates, their creditors, and other parties in interest.

E. The Stalking Horse SPA, including the Break-Up Fee, was negotiated, proposed and entered into by the Debtors and the Stalking Horse without collusion, in good faith and from arms' length bargaining positions.

F. The Break-Up Fee (1) is an actual and necessary cost of preserving the Debtors' estates within the meaning of section 503(b) and 507(a) of the Bankruptcy Code; (2) confers a real and substantial benefit upon the Debtors' estates; (3) is reasonable and appropriate in light of, among other things (a) the size and nature of the Transaction and the Plan[3] and comparable transactions; (b) the substantial efforts that have been and will be expended by the Stalking Horse; and (c) the benefits the Stalking Horse has provided to the Debtors' estates, their creditors and other parties-in-interest, notwithstanding the fact that the Stalking Horse SPA may be terminated by the Debtors if any higher or otherwise better transaction is identified; and (4) is necessary to induce NBI to serve as a "stalking horse" and to continue to pursue the Transaction.

G. The grant, allowance, and payment of the Break-Up Fee are in the best interest of the Debtors, their respective estates, and creditors. The Break-Up Fee induced the Stalking Horse to submit a bid that will serve as a minimum floor on which the Debtors, their creditors and other bidders may rely. The Stalking Horse has provided a material benefit to the Debtors and their creditors (and the Debtors have received a material benefit) by increasing the likelihood that the best possible price for the New Cano Stock or the Acquired Property (as defined in the Plan) will be received.

[3] Dkt. No. 18.

H. The Debtors' payment of the Break-Up Fee to the Stalking Horse under the terms and conditions set forth in the Stalking Horse SPA should be approved because, among other things: (1) the protection afforded to the Stalking Horse by the Break-Up Fee was a material inducement for, and express condition of, the Stalking Horse's willingness to enter into the Stalking Horse SPA; and (2) the Stalking Horse is unwilling to commit to hold open its offer to effect the Transaction under the terms and conditions of the Stalking Horse SPA unless it is assured of payment of the Break-Up Fee as provided therein. Thus, assurance to the Stalking Horse of payment of the Break-Up Fee has promoted (and will promote) more competitive bidding by, among other things, inducing NBI's offer, which offer otherwise would not have been made and without which competitive bidding would be limited. Further, the Break-Up Fee induced the Stalking Horse to conduct due diligence with respect to the Transaction. Thus, the Stalking Horse has provided a material and substantial benefit to the Debtors' estates, their creditors and other parties-in-interest by increasing the likelihood that the price for the Acquired Property reflect its true value. Accordingly, the Bid Procedures and the Break-Up Fee are fair, reasonable and appropriate and represent the best method for maximizing value for the benefit of the Debtors' estates.

I. The Assumption Notice is deemed proper, due, timely, good, and sufficient notice of, among other things, the proposed assumption (and, if applicable, assignment) of the Desired 365 Contracts, the Cure Costs, and the procedures for objecting thereto.

J. The service of the Transaction Notice substantially in the form attached as **Exhibit B**, and the service of one or more Supplemental Notices, advising parties of, among other things, (1) the deadline to file objections to the Transaction; and (2) the date of the Combined Hearing, are adequate and reasonably calculated to provide due, proper, and timely

notice to all interested parties of (a) the Bid Procedures; (b) the Auction of, and/or transaction involving, the New Cano Shares or the Acquired Property; (c) the deadline to object to the Transaction; (d) the Combined Hearing in accordance with Bankruptcy Rule 2002 and the other applicable provisions of the Bankruptcy Code and Bankruptcy Rules. No other or further notice is necessary.

K. The service of the notice of the Assumption Notice and the service of one or more Supplemental Notices, substantially in the form attached as **Exhibit C,** are adequate and reasonably calculated to provide due, proper and timely notice to all counterparties of the potential assumption (and, if applicable, assignment) of their executory contracts and unexpired leases and the Cure Costs in accordance with Bankruptcy Rule 2002 and the other applicable provisions of the Bankruptcy Code and Bankruptcy Rules. No other or further notice is necessary.

L. The findings of fact and conclusions of law herein constitute the Court's findings of fact and conclusions of law for the purposes of Bankruptcy Rule 7052, made applicable pursuant to Bankruptcy Rule 9014. To the extent any findings of facts are conclusions of law, they are adopted as such. To the extent any conclusions of law are findings of fact, they are adopted as such.

NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

1. The Motion is **GRANTED** to the extent provided herein.

2. All objections to the relief requested in the Motion, if any, that have not been withdrawn, waived, or settled as announced to the Court at the Bid Procedures Hearing are **DENIED** and **OVERRULED** in their entirety on the merits, with prejudice.

3. The Stalking Horse SPA, including all schedules, addendums, exhibits, annexes, or other attachments thereto, is hereby **APPROVED**, and the Debtors are hereby **GRANTED** the power and authority to execute, and deliver, and to perform all of their obligations under the Stalking Horse SPA and all of the other Transaction Documents as defined therein. Notwithstanding the foregoing, the consummation of the Transaction shall remain subject to the entry of an order confirming the Plan.

4. The Bid Procedures are hereby **APPROVED** in their entirety in the form attached as **Exhibit A**.[4] The Debtors are authorized to take any and all actions necessary or appropriate to implement the Bid Procedures.

5. The process for submitting Qualified Bids (as defined in the Bid Procedures) is fair, reasonable, and appropriate and is designed to maximize recoveries for the benefit of the Debtors' estates, their creditors and other parties-in-interest. The Debtors may proceed with the Transaction, as applicable, in accordance with the Bid Procedures. Any disputes as to the selection of the Qualifying Bid, Initial Highest Bid, and/or Successful Bid (all as defined in the Bid Procedures) shall be resolved by this Court.

6. A evidentiary hearing to consider approval of the Successful Bid will be held before the Honorable Barbara J. Houser, United States Bankruptcy Judge, on **July 2, 2012 at 9:00 a.m.** (prevailing Central Time).[5] The hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date(s) at the hearing, and thereafter, at any adjourned hearing(s).

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[4] In the event that the Plan is not confirmed for any reason, these Bid Procedures may be used in conjunction with and to support a sale pursuant to a motion filed with the Bankruptcy Court provided that any distributions of proceeds from such sale shall be subject to further Order of this Court.

[5] The Debtors have requested to combine this hearing with an evidentiary hearing to consider confirmation of the Plan (the "Confirmation Hearing").

7. The Debtors shall serve this Order by (a) first class United States mail, postage prepaid on the parties identified on the Consolidated Master Service List (who do not receive electronic notice) at the addresses set forth therein; and (b) the Court's electronic filing system ("ECF") on those parties receiving electronic notice by such system.

8. The Transaction Notice, in the form attached as **Exhibit B**, is hereby **APPROVED**.

9. Within two (2) business days after this Court enters this Order, the Debtors shall serve the Transaction Notice by (a) first class United States mail, postage prepaid on (i) the parties identified on the Consolidated Master Service List maintained (who do not receive electronic notice) at the addresses set forth therein; (ii) the parties identified on the Global Service List at the addresses set forth therein; (iii) the parties that have filed proofs of claim in these Cases at the addresses set forth in the respective proofs of claim; (iv) the counterparties to executory contracts and unexpired leases with one or more of the Debtors;[6] (v) all other parties who have expressed an interest in acquiring or in investing in the Debtors or any of their assets or interests; and (vi) the Debtors' equity holders; and (b) the Court's ECF on those parties receiving electronic notice by such system.

10. On or before five (5) business days after this Court enters this Order, the Debtors shall submit the Transaction Notice for publication of the Transaction Notice in the national edition of *The Wall Street Journal* and other periodicals of the Debtors' choice, if any.

11. The Transaction Notice is deemed proper, due, timely, good, and sufficient notice of, among other things, the entry of this Order, the Bid Procedures, the Auction (if required under the Bid Procedures), the Combined Hearing, and the proposed Transaction, including the

[6] All counterparties to executory contracts and unexpired leases are listed on the Global Service List.

vesting or transferring of substantially all of the Debtors' assets free and clear of any and all Liens (as defined in the Plan), the cancellation of all of the equity interests of the Debtors, claims and other interests except as otherwise set forth in the Plan, and the procedure for objecting thereto.

12. The Assumption Notice, in the form attached as **Exhibit C**, is hereby **APPROVED**.

13. The Assumption Notice (a) contains the type of information required under Bankruptcy Rule 2002 that is currently known to the Debtors; and (b) is reasonably calculated to provide due, adequate and timely notice to all interested parties of (i) the potential assumption (and, as applicable, assignment) of certain executory contracts and unexpired leases, and (ii) the maximum amount and manner offered to satisfy the Cure Costs.

14. Within two (2) business days after this Court enters this Order, the Debtors shall serve the Assumption Notice by (a) first class United States mail, postage prepaid on (i) the parties identified on the Consolidated Master Service List maintained in these Cases (who do not receive electronic notice) at the addresses set forth therein, and (ii) all counterparties to the Desired 365 Contracts; and (b) the Court's ECF on those parties receiving electronic notice by such system.

15. The Debtors are authorized to amend the Assumption Notice by adding or deleting Desired 365 Contracts and/or amending Cure Costs by serving a new or amended Assumption Notice (the "Supplemental Assumption Notice"); provided, however, that (a) counterparties identified on the Supplemental Assumption Notice or whose Cure Cost is amended shall have the right to (i) object to such addition/deletion or Cure Cost amendment; and (ii) modify its vote to accept or reject the Plan; and (b) the Debtors shall not serve any

Supplemental Assumption Notice after the business day following the conclusion of the Auction. The Debtors shall serve any counterparties to the Supplemental Assumption Notice via overnight delivery.

16. Objections, if any, of counterparties to any Desired 365 Contracts that are identified in the Supplemental Assumption Notice or whose Cure Costs are amended, must be made on or before the later of (a) four (4) business days before the Combined Hearing; or (b) five (5) business days after being served with notice of the Supplemental Assumption Notice; provided, however, that no objections may be made after the Confirmation Hearing.

17. The Auction is necessary to determine whether any person, other than the Stalking Horse, is willing to enter into a definitive agreement on terms and conditions more favorable to the Debtors than the Stalking Horse SPA. The protections afforded to Stalking Horse by the Break-Up Fee were material inducements for, and express conditions of, the Stalking Horse's willingness to enter into the Stalking Horse SPA, given the possibility that the Debtors may terminate the Stalking Horse SPA if a higher or otherwise better offer is identified. The Stalking Horse has indicated that it is unwilling to commit to hold open its proposal to consummate the Transaction under the terms and conditions of the Stalking Horse SPA absent approval of the Break-Up Fee.

18. The Break-Up Fee as set forth in the Stalking Horse SPA is hereby **APPROVED**.

19. The Break-Up Fee shall be a joint and several obligation of the Debtors, shall be paid when due, and shall constitute an administrative expense claim against each Debtor under Bankruptcy Code §§ 503(b) or 507(a)(2).

20. The Debtors are authorized and directed to pay the Break-Up Fee, in cash, on the date that an alternative transaction is consummated by the Debtors or one business day

thereafter, from the sale proceeds thereof or otherwise from the Debtors' cash balances in accordance with the Stalking Horse SPA and this Order without need for any further action by this Court.

21. The attendance and participation by the Stalking Horse at the Auction shall not terminate or otherwise adversely affect any of its respective rights and obligations under the Stalking Horse SPA, including the right of the Stalking Horse to receive the Break-Up Fee[7] and to terminate the Stalking Horse SPA in accordance with the Stalking Horse SPA.

22. Pursuant to the terms of the Stalking Horse SPA, the Break-Up Fee and the return of any deposited funds shall be the exclusive remedy of the Stalking Horse and its affiliates for any termination of the Stalking Horse SPA. In no event shall the Debtors or any of their respective affiliates have any liability with respect to the Stalking Horse or any of its affiliates, in connection with the Stalking Horse SPA, in excess of the Break-Up Fee and the return of any deposited funds in the event the Stalking Horse SPA terminates pursuant to the terms thereof, and in such event any claim, right or cause of action by the Stalking Horse or its affiliates against the Debtors or their affiliates in excess of the Break-Up Fee shall be deemed, and is hereby, fully waived, released and forever discharged.

23. No person or entity, other than the Stalking Horse, shall be entitled to any expense reimbursement, break-up fee, "topping," termination or similar fee or payment.

24. The Objection and Cure Procedures are **APPROVED**.

25. Objections, if any, to the Transaction and/or the proposed assumption (and, if applicable, assignment) of the Desired 365 Contracts, including but not limited to objections relating to any Cure Costs and/or adequate assurances of future performance, must (a) be in

[7] Subject to the Stalking Horse's obligation to act as a Back-Up Bidder if it makes a Qualifying Bid at the Auction in accordance with the Bid Procedures.

writing; (b) state with specificity the nature of such objection; and (c) if concerning a Cure Cost, set forth a specific default in the Desired 365 Contract and claim a specific monetary amount that differs from the Cure Cost (if any) specified by the Debtors in the Assumption Notice (with appropriate documentation in support thereof).

26. Objections, if any, must be filed with this Court and served upon the following parties on or before 5:00 p.m., (Prevailing Central Time), on **June 25, 2012** (the "Objection Deadline")[8]: (a) counsel for the Debtors at Thompson & Knight LLP, Attn: David M. Bennett, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, Texas, 75201-4693, (fax) 214.969.1751, david.bennett@tklaw.com; (b) counsel for the Stalking Horse at McDonald, McCann, & Metcalf LLP, Attn: Gary McDonald, 15 E. 5th Street, Suite 1800, Tulsa, Oklahoma 74103, (fax) 918.430.3770, gmcdonald@mmmsk.com, (c) counsel for the Pre-Petitions Agents at Bracewell & Giuliani LLP, Attn: William (Trey) Wood, III, 711 Louisiana Street, Suite 2300, Houston, Texas 77002-2770, (fax) 713.221.2124, trey.wood@bgllp.com, and (d) the United States Trustee's Office at Office of the United States Trustee, Attn: Mary Frances Durham, 1100 Commerce Street, Room 976, Dallas, Texas, 75242, (fax) 214.767.6530, maryfrances.durham@usdoj.gov (collectively, the "Notice Parties").

27. Any Person (as defined in the Plan) failing to timely file an objection to the Transaction, shall be forever barred from objecting to the Transaction, including the vesting or transferring of substantially all of the Debtors' assets Free and Clear (as defined in the Plan), claims and other interests except as otherwise set forth in the Plan, and will be deemed to consent to the Transaction, including the vesting or transferring of substantially all of the Debtors' assets Free and Clear (as defined in the Plan), claims and other interests except as otherwise set forth in the Plan and provided by such Transaction.

[8] The Supplemental Notices shall identify the Objection Deadline.

28. Any Person (as defined in the Plan) failing to timely file an objection to any Cure Costs or the proposed assumption (and, if applicable, assignment) of the Desired 365 Contracts set forth in the Assumption Notice (or the Supplemental Assumption Notice, if applicable) shall be forever barred from (a) objecting to the assumption of the Desired 365 Contract; (b) objecting to the Cure Costs; (c) asserting a claim for any cure or other amounts against any Debtors, their estates, the Reorganized Debtors (if applicable), the Stalking Horse, or any of their respective affiliates (or such other Person that agrees to purchase the New Cano Stock or Acquired Property under a different transaction that is approved by the Bankruptcy Court) with respect to its Desired 365 Contract arising before assumption (and, if applicable, assignment) of the Desired 365 Contract; and (d) will be deemed to consent to the proposed assumption (and, if applicable, assignment) of its Desired 365 Contract.

29. Where a counterparty to a Desired 365 Contract files a timely objection asserting a higher Cure Cost than the Cure Cost set forth in the Assumption Notice and the parties are unable to consensually resolve the dispute before the Combined Hearing, the amount to be paid or reserved with respect to such objection will be determined at the Combined Hearing or such other date and time as may be fixed by this Court. All other objections to the proposed assumption (and, if applicable, assignment) of the Desired 365 Contracts will be heard at the Combined Hearing.

30. If any Person asserts that any property, other than an executory contract or unexpired lease, cannot be transferred, sold, vested, assumed, and/or assigned Free and Clear (as defined in the Plan), claims and other interests except as otherwise set forth in the Plan, in accordance with the Transaction and Bankruptcy Code § 1141 on account of one or more alleged approval rights, consent rights, preferential purchase rights, rights of purchase, rights of first

refusal, rights of first offer, or similar rights, then such Person shall file and serve a notice (a "Rights Notice") so that the Rights Notice is actually received by the Notice Parties on or before the Objection Deadline. Each Rights Notice must identify the property or properties that are subject to such alleged right, identify the type of right(s) claimed by such party; identify the agreement, document, or statute giving rise to such right; and identify the portion of the agreement, document, or statute giving rise to such right.

31. Any Person failing to timely file and serve a Rights Notice shall be (a) forever barred from objecting to the transfer, sale, vesting, assumption, and/or assignment of the properties, Free and Clear (as defined in the Plan), claims and other interests except as otherwise set forth in the Plan; and (b) from asserting any alleged approval rights, consent rights, preferential purchase rights, rights of purchase, rights of first refusal, rights of first offer, or similar rights with respect to the Debtors' transfer, sale, assumption, and/or assignment of the properties, as set forth in (i) the Plan and (ii) the Stalking Horse SPA or Purchase and Sale Agreement (if applicable); and (iii) deemed to consent to and approve of the transfer, sale, vesting, assumption, and/or assignment of the properties, free and clear of all Liens (as defined in the Plan), claims and other interests except as otherwise set forth in the Plan by the Debtors (regardless of whether such consent must be in writing).

32. Any Person desiring to submit a bid for the Property (as defined in the Bid Procedures), including, but not limited to, Equity Interests or the Debtors' Assets (both as defined by the Bid Procedures), must comply with the Bid Procedures and shall not be permitted to participate at the Auction unless such Person is an Auction Participant (as defined in the Bid Procedures).

33. If one or more Qualifying Bids in addition to that of the Stalking Horse is determined by the Debtors in their business judgment to be higher or better than the Stalking Horse's Qualified Bid, the Debtors will conduct the Auction at 10:00 a.m., (prevailing central time), on **June 12, 2012** at the offices of Thompson & Knight LLP, One Arts Plaza, 1722 Routh Street, Suite 1500, Dallas, Texas 75201 or at such later time or other place as agreed by the Stalking Horse and the Debtors or approved by Order of this Court, and notify all Qualified Bidders (as defined in the Bid Procedures). Qualified Bidders seeking to participate as a bidder at the Auction shall comply with the Bid Procedures.

34. Notwithstanding Bankruptcy Rules 6004, 6006 or otherwise, this Order shall be effective and enforceable immediately upon entry and its provisions shall be self-executing. To the extent applicable, the stays described in Bankruptcy Rules 6004(h) and 6006(d) are hereby waived.

35. Nothing in this Order or the Motion shall be construed as prejudicing any rights the Debtors may have to dispute or contest the amount, or the basis for any claims against the Debtors in connection with or related to the claims addressed by this Order.

36. The Debtors, their officers, employees, and agents are authorized and empowered to take such actions as may be necessary and appropriate to implement the terms of this Order. It is further

37. This Court shall retain jurisdiction to hear and consider all disputes arising out of the interpretation or implementation of this Order.

 # # # END OF ORDER # # #

EXHIBITS AT DKT NOS. 179, 180, 181